RONAN STATE BANK
COMMUNITY BANK PABLO
P.O. BOX B
RONAN MT 59864

PHONE:406-676-4600


JORE INC
P O BOX 159
RONAN MT 59864                                                   CUSTOMER:  4424
                                                                 AS OF:  7/20/01
                                                                 PAGE 1

                           71 TIME CERTIFICATE 15767

ORIGINAL ISSUE DATE:    12/11/00                INTEREST RATE:  6.0000%
ORIGINAL ISSUE VALUE:   69,513.62               MATURITY DATE:  9/28/01
                                                TERM:           365 DAYS

                                *INTEREST ADVICE*


INTEREST TO BE PAID ON: 08/10/01       INTEREST PAID THIS TERM: 2,825.73
INTEREST TO BE PAID:    366.76
ON 08/10/01, INTEREST PAID 2001 WILL BE 2,825.73.
INTEREST WILL BE CREDITED TO YOUR CERTIFICATE MONTHLY.

ON 08/13/01, ASSUMING NO OTHER ACTIVITY, THE PROJECTED BALANCE OF YOUR 71 TIME CERTIFICATE 15767 WILL BE 72,339.35.

RONAN STATE BANK
COMMUNITY BANK PABLO
P.O. BOX B
RONAN MT 59864

PHONE:406-676-4600


JORE INC
P 0 BOX 159
RONAN MT 59864
                                                                  CUSTOMER: 4424
                                                                  AS OF: 8/10/01
                                                                  PAGE 1

                            71 TIME CERTIFICATE 15374

ORIGINAL ISSUE DATE:    9/29/99                 INTEREST RATE:  6.0000%
ORIGINAL ISSUE VALUE:   51,051.60               MATURITY DATE:  9/28/01
LAST RENEWAL DATE:      9/28/00                 TERM:           365 DAYS
LAST RENEWAL VALUE:     53,583.40
     09/29/99 51,051.60

                                *INTEREST ADVICE*

INTEREST TO BE PAID ON:08/31/01       INTEREST PAID THIS TERM:  3,053.54
INTEREST TO BE PAID:    287.15
ON 08/31/01, INTEREST PAID 2001 WILL BE 2,239.08.
INTEREST WILL BE CREDITED TO YOUR CERTIFICATE MONTHLY.

ON 09/04/01, ASSUMING NO OTHER ACTIVITY, THE PROJECTED BALANCE OF YOUR 71 TIME CERTIFICATE 15374 WILL BE 56,636.94.

RONAN STATE BANK
COMMUNITY BANK PABLO
P.O. BOX B
RONAN MT 59864

PHONE:406-676-4600

JORE INC
P O BOX 159
RONAN MT 59864
                                                                  CUSTOMER: 4424
                                                                  AS OF: 8/24/01
                                                                  PAGE 1

                            71 TIME CERTIFICATE 15767

ORIGINAL ISSUE DATE:    12/11/00                INTEREST RATE:  6.0000%
ORIGINAL ISSUE VALUE:   69,513.62               MATURITY DATE:  9/28/01
                                                TERM:           365 DAYS

                                *INTEREST ADVICE*

INTEREST TO BE PAID ON: 09/10/01       INTEREST PAID THIS TERM: 3,194.36
INTEREST TO BE PAID:    368.63
ON 09/10/01, INTEREST PAID 2001 WILL BE 3,194.36.
INTEREST WILL BE CREDITED TO YOUR CERTIFICATE MONTHLY.

ON 09/11/01, ASSUMING NO OTHER ACTIVITY, THE PROJECTED BALANCE OF YOUR 71 TIME CERTIFICATE 15767 WILL BE 72,707.98.